EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                      CHIEF FINANCIAL OFFICER
---------------------------------------           ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                 11/20/00
---------------------------------------           ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ KEVIN K. CRAIG                                CONTROLLER, KITTY HAWK INC.
----------------------------------------          ---------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                             11/20/00
----------------------------------------          ---------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        MONTHLY OPERATING REPORT
--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE             MONTH                    MONTH                  MONTH
                                                              -----------------------------------------------------------------
ASSETS                                       AMOUNT                 OCTOBER, 2000
-------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED CASH                                               $11,403
-------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                                      $0
-------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                                       $0             $11,403                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)               $41,314,895         $45,871,879
-------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                            $0
-------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                                                     $0
-------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                            $35,445            $110,446
-------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                    $102,257,281         $29,257,302
-------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                   $143,607,621         $75,251,030                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT              $2,455,211          $4,680,431
-------------------------------------------------------------------------------------------------------------------------------
11.       LESS: ACCUMULATED
          DEPRECIATION/DEPLETION                                       $2,324,407
-------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT &
          EQUIPMENT                                $2,455,211          $2,356,024                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
14.       OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                           $0
-------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                                                  $0
-------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                           $146,062,832         $77,607,054                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                               $913,187
-------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                $1,040,314
-------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                        $0
-------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                         $0
-------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                          $1,830,980
-------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                  $3,784,481                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------
24.       SECURED DEBT                                                         $0
-------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                              $496,687                  $0
-------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                          $78,864,376          $5,091,940
-------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                          $5,603,944
-------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES           $79,361,063         $10,695,884                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                       $79,361,063         $14,480,365                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                  $62,156,580
-------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                               $970,109
-------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                                 $0
-------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                                     $0         $63,126,689                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL LIABILITIES &
          OWNERS' EQUITY                          $79,361,063         $77,607,054                     $0                    $0
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                       ACCRUAL BASIS-2
---------------------------------
CASE  NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
---------------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                  MONTH                 MONTH                MONTH                QUARTER
                                           ----------------------------------------------------------------
REVENUES                                           OCTOBER, 2000                                                   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                               $16,789,197                                                     $16,789,197
---------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                             $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                  $16,789,197                   $0                   $0           $16,789,197
---------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                              $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                          $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                       $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                              $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                 $16,789,197                   $0                   $0           $16,789,197
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                     $13,788                                                         $13,788
---------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                   $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                      $1,233,078                                                      $1,233,078
---------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                    $283,767                                                        $283,767
---------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                          $14,842,961                                                     $14,842,961
---------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                     $16,373,594                   $0                   $0           $16,373,594
---------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                $415,603                   $0                   $0              $415,603
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                 ($2,500)                                                        ($2,500)
---------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                     $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                $191,724                                                        $191,724
---------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                           $50,920                                                         $50,920
---------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                          $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                   $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                     $240,144                   $0                   $0              $240,144
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                     $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                     $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                   $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                         $0                                                              $0
---------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                       $70,183                                                         $70,183
---------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                               $105,276                   $0                   $0              $105,276
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH                MONTH               MONTH                QUARTER
                                             -----------------------------------------------------------
DISBURSEMENTS                                      OCTOBER, 2000                                                 TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                         $81,097                                                        $81,097
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                             $0                 $0                  $0                      $0
--------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                            $0                                                             $0
--------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                  $12,727,770                                                    $12,727,770
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                      $12,727,770                 $0                  $0             $12,727,770
--------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH  LIST)                        $0                                                             $0
--------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                         $0                                                             $0
--------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH  LIST)                         ($12,797,463)                                                  ($12,797,463)
--------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                 ($12,797,463)                $0                  $0            ($12,797,463)
--------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                                   ($69,693)                $0                  $0                ($69,693)
--------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                              $11,404                 $0                  $0                 $11,404
--------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                                                                                           $0
--------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                                                                                    $0
--------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                                                                                         $0
--------------------------------------------------------------------------------------------------------------------------------
15.    SECURED/RENTAL/LEASES                                                                                                 $0
--------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                                                                                             $0
--------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                                                                                             $0
--------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                                                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                                                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                                                                                $0
--------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                                                                                         $0
--------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                                                                                 $0
--------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                                                                              $0
--------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                                                                                           $0
--------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                                                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                          $0                 $0                  $0                      $0
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                                                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                          $0                 $0                  $0                      $0
--------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                                    $0                 $0                  $0                      $0
--------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                    ($69,693)                $0                  $0                ($69,693)
--------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                               $11,404                 $0                  $0                 $11,404
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-4
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                 MONTH                   MONTH                  MONTH
                                                           ----------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                   AMOUNT                   OCTOBER, 2000
---------------------------------------------------------------------------------------------------------------------------------
1.      0-30                                   $21,518,319             $17,299,434
---------------------------------------------------------------------------------------------------------------------------------
2.      31-60                                  $14,127,296              $9,839,660
---------------------------------------------------------------------------------------------------------------------------------
3.      61-90                                   $2,070,404              $2,066,187
---------------------------------------------------------------------------------------------------------------------------------
4.      91+                                     $3,598,876             $10,647,856
---------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE              $41,314,895             $39,853,137                      $0                    $0
---------------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                                                                       $0
---------------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)              $41,314,895             $39,853,137                      $0                    $0
---------------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                                MONTH: OCTOBER, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                0-30              31-60              61-90               91+
TAXES  PAYABLE                                  DAYS              DAYS               DAYS               DAYS               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                $1,040,314                                                                $1,040,314
------------------------------------------------------------------------------------------------------------------------------------
2.      STATE                                                                                                                    $0
------------------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                                                                                                    $0
------------------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                                                                                                      $0
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                    $1,040,314               $0                  $0                 $0        $1,040,314
------------------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                         $656,893          $83,623            ($15,152)          $187,823          $913,187
------------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                          MONTH: OCTOBER, 2000
---------------------------------------------------------------------------------------------------------------------------
                                     BEGINNING               AMOUNT                                         ENDING
                                        TAX               WITHHELD AND/              AMOUNT                   TAX
FEDERAL                             LIABILITY*             0R ACCRUED                 PAID                 LIABILITY
---------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                             $0                $211,599                $211,599                    $0
---------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                           $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                           $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                              $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                    $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                 $662,951              $1,040,314                $662,951            $1,040,314
---------------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                 $662,951              $1,251,913                $874,550            $1,040,314
---------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                               $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
9.      SALES                                     $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                    $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                              $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                             $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                         $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                       $0                                                                    $0
---------------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                       $0                      $0                      $0                    $0
---------------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                         $662,951              $1,251,913                $874,550            $1,040,314
---------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-5
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH: OCTOBER, 2000

BANK RECONCILIATIONS
                                                        Account #1         Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                   Bank One
----------------------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                1559691298                                               TOTAL
----------------------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                        Operations Account
----------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                                  $0                                                         $0
----------------------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                            $0                                                         $0
----------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                                $0                                                         $0
----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                               ($15,935)                                                  ($15,935)
----------------------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                           ($15,935)                 $0                 $0            ($15,935)
----------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF             TYPE OF            PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                              PURCHASE          INSTRUMENT            PRICE               VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.      N/A
----------------------------------------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                  $27,339
----------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                                         $11,404
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-6
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------
                                                        MONTH: OCTOBER, 2000

--------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------
                                                      INSIDERS
----------------------------------------------------------------------------------------------------------------------
                                                               TYPE OF                   AMOUNT         TOTAL PAID
               NAME                                            PAYMENT                    PAID           TO DATE
----------------------------------------------------------------------------------------------------------------------
1.    Toby Skaar                                               Salary                    $13,788          $64,319
----------------------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                                                                        $13,788          $64,319
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                              TOTAL
                                        ORDER AUTHORIZING    AMOUNT           AMOUNT          TOTAL PAID            INCURRED
                    NAME                     PAYMENT        APPROVED           PAID             TO DATE            & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.    SEE KITTY HAWK, INC. MOR -
      CASE# 00-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                                           $0               $0                  $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                SCHEDULED         AMOUNTS
                                                                                 MONTHLY            PAID              TOTAL
                                                                                 PAYMENTS          DURING            UNPAID
                                 NAME OF CREDITOR                                  DUE             MONTH          POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1.    National City Bank & Ft Wayne - Allen County                                   $183,476         $184,600                  $0
-----------------------------------------------------------------------------------------------------------------------------------
2.    Ridgely - City of Philadelphia - PHL                                            $25,508          $25,508                  $0
-----------------------------------------------------------------------------------------------------------------------------------
3.    NY/NJ Airport Authority - EWR                                                   $27,792          $28,437                  $0
-----------------------------------------------------------------------------------------------------------------------------------
4.    City of Los Angeles - LAX                                                       $39,562          $34,022                  $0
-----------------------------------------------------------------------------------------------------------------------------------
5.    Airport Group Int'l - ATL                                                       $11,550          $11,200                  $0
-----------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                                          $287,889         $283,767                  $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL  BASIS-7
--------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------
                                                        MONTH: OCTOBER, 2000

QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES            NO
------------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                      X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                                       X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                                X
      LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                               X
      THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                                     X
      DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                                   X
      PAST DUE?
------------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                     X
------------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                       X
      DELINQUENT?
------------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                      X
      REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
** Asset sold in HNL for $2,500.


INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES            NO
------------------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                                X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                        INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
       TYPE OF                                                                                               PAYMENT AMOUNT
       POLICY               CARRIER                                               PERIOD COVERED               & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC.                           FOOTNOTES SUPPLEMENT
---------------------------------
CASE NUMBER: 400-42145-BJH-11                               ACCRUAL BASIS
---------------------------------

                                                            MONTH: October 2000

----------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS
 FORM NUMBER            LINE NUMBER                         FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------
         6                           All Professional fees related to the Reorganization of the
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
                                       Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------------------
         7                           All insurance plans related to the Company are carried
                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                       400-42141.
----------------------------------------------------------------------------------------------------------------------
         3                   3       The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
----------------------------------------------------------------------------------------------------------------------
         3                   8       All cash received into the Company cash accounts is swept
                                        each night to Kitty Hawk, Inc. Master Account (see Case
                                        #400-42141).
----------------------------------------------------------------------------------------------------------------------
         3                   31      All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
----------------------------------------------------------------------------------------------------------------------
         4                   6       All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------------
         4                   7       The A/R aging does not reconcile to the general ledger due to historical system problems.  In addition, A/R aging is for Trade A/R only.
----------------------------------------------------------------------------------------------------------------------
         4                   6       Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Cargo Aging. Company is working on clearing these items.
----------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                                OCTOBER, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                               $ 29,257,302 Reported
                                                    ----------------
         Net of all I/C Accts Receivable/Payable         29,051,288
         Intangibles - Other                                154,458
         Deposits                                           51,556
                                                    ----------------
                                                         29,257,302 Detail
                                                    ----------------
                                                                  - Difference
                                                    ----------------

22.  OTHER (ATTACH LIST)                                $ 1,830,980 Reported
                                                    ----------------
         Accrued Liabilities                                729,537
         Accrued Salaries & PR Taxes                        472,901
         Post-petition Fed Inc Tax                         628,542
                                                    ----------------
            *** FET recorded in Taxes Payable             1,830,980 Detail
                                                    ----------------
                                                                  - Difference
                                                    ----------------


27.  OTHER (ATTACH LIST)                                $ 5,603,944 Reported
                                                    ----------------
         Pre-petition Fed Inc Tax                         4,022,982
         Pre-petition Deposits                              479,840
         Pre-petition Taxes Other                                 -
         Pre-petition Accrued Liabilities                1,101,122
                                                    ----------------
                                                          5,603,944 Detail
                                                    ----------------
                                                                  - Difference
                                                    ----------------


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                $14,842,961 Reported
                                                    ----------------
           Aircraft Costs                                 2,620,947
           I/C Aircraft Costs (KHA)                       5,067,857
           KHC Ground Handling (Operations Payroll)         818,520
           Outstation Ground Handling                     1,382,021
           Trucking Costs                                   551,621
           Fuel                                           3,679,049
           Contract Labor                                   345,206
           Other                                           377,740
                                                    ----------------
                                                         14,842,961 Detail
                                                    ----------------
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                (12,797,463)Reported
                                                    ----------------
         Transfer to Inc - all money sweeps             (12,797,463)Detail
                                                    ----------------
            to KH Inc. Case #400-42141                            - Difference
                                                    ----------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                  1,703,265 Reported
                                                    ----------------
         FET (720)  09/12-30/00  Pd 10/11                   662,951
         FET (720) 10/01-15/00 Pd 11/14                     466,714
         FET (720) 10/15-31/00                              573,600

                                                    ----------------
                                                          1,703,265 Detail
                                                    ----------------
                                                                  - Difference
                                                    ----------------